FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                    06/03/99



                      Internet Stock Market Resources, Inc.
                    (Formerly Internet Stock Exchange Corp.)
             (Exact name of registrant as specified in its charter)




             Delaware                  33-21481-FW             76-0246940
             --------                  -----------             ----------
     (State of Jurisdiction of        (File Number)             (Federal
  incorporation or organization)                             Identification
                                                                 Number)





                         405 Central Avenue, Fifth Floor
                            St. Petersburg, FL 33701
                           ---------------------------
    (Address of principal Executive Offices and principal place of business)




                                 (727) 896-9696
              (Registrant's telephone number, including area code)



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


                                 ITEMS REPORTED




ITEM 5.  OTHER EVENTS

    A press release regarding the Company's addition of Voxware, Inc. to its listed members organization was sent on June 3, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.1).

    A press release regarding the Company's addition of Cyber American Corp. to its listed members organization was sent on June 7, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.2).

    A press release regarding the Company's addition of Corp HQ, Inc. to its listed members organization was sent on June 14, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.3).

    A press release regarding the Company's addition of K-Tel International, Inc. to its listed members organization was sent on June 16, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.4).

    A press release regarding the Company's addition of Vasogen, Inc. to its listed members organization was sent on June 24, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.5).

    A press release regarding the Company's addition of USAsurance Group to its listed members organization was sent on June 24, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.6)

    A press release regarding the Company's addition of Dionics, Inc. to its listed members organization was sent on June 25, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.7)

    A press release regarding the company's temporary symbol change from ISMR to ISMRD on July 1, 1999 by facsimile or electronic transmission to various businesses and general news wire services.( See Exhibit 99.8)

    A press release regarding the Company's addition of Bion Technologies, Inc. to its listed members organization was sent on July 14, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.9)

    A press release regarding the company announcing signing of letter of intent to Acquire Delcor Delcor Industries, Inc. by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.10)

         The Company herewith states that no other company mentioned in any of the aforementioned press releases of Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9 and 99.10 is related to Voxware, Cyber America Corp., Corp HQ, Inc., K-Tel International, Inc., Vasogen Inc., USAsurance Group Inc., Dionics Inc., Bion Technologies, Inc., or Delcor Industries, Inc., nor is any company mentioned in either Exhibit related to Internet Stock Market Resources, Inc. except through normal business relationships.

ITEM 7.  FINANCIALS AND EXHIBITS

        (C)  Exhibits

               99.1 Press Release from Internet Stock Market Resources, Inc.
               99.2 Press Release from Internet Stock Market Resources, Inc.
               99.3 Press Release from Internet Stock Market Resources, Inc.
               99.4 Press Release from Internet Stock Market Resources, Inc.
               99.5 Press Release from Internet Stock Market Resources, Inc
               99.6 Press Release from Internet Stock Market Resources, Inc.
               99.7 Press Release from Internet Stock Market Resources, Inc.
               99.8 Press Release from Internet Stock Market Resources, Inc.
               99.9 Press Release from Internet Stock Market Resources, Inc.
               99.10 Press Release from Internet Stock Market Resources, Inc.


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


                                   SIGNATURES


Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Internet Stock Market Resources, Inc.
                                        (Registrant)



DATE:     7/21/99                       By: /s/ Anastasios Kyriakides
                                        ----------------------------
                                        Anastasios Kyriakides
                                        Chairman/Director


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


                                INDEX TO EXHIBITS



         Exhibit Number         Description

             99.1 Press Release of June 3, 1999 from Internet Stock Market Resources, Inc.

             99.2 Press Release of June 7, 1999 from Internet Stock Market Resources, Inc.

             99.3 Press Release of June 14, 1999 from Internet Stock Market Resources, Inc.

             99.4 Press Release of June 16, 1999 from Internet Stock Market Resources, Inc.

             99.5 Press Release of June 24, 1999 from Internet Stock Market Resources, Inc.

             99.6 Press Release of June 24, 1999 from Internet Stock Market Resources, Inc.

             99.7 Press Release of June 25, 1999 from Internet Stock Market Resources, Inc.

             99.8 Press Release of July 1, 1999 from Internet Stock Market Resources, Inc.

             99.9 Press Release of July 14, 1999 from Internet Stock Market Resources, Inc.

             99.10              Press Release from Internet Stock Market
                                Resources, Inc.